SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 12, 2000
                                                        -----------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


              Nevada                333-72621            88-0396566
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     (State or other jurisdiction  (Commission           (IRS Employer
         of incorporation)          File Number)       Identification No.)

      101 Convention Center Drive, Suite 850,  Las Vegas, Nevada       89109
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.

              On December 12, 2000, Oakwood Mortgage Investors, Inc., a Nevada corporation (the "Registrant"), Oakwood Acceptance Corporation, a North Carolina corporation ("OAC") and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee") entered into (a) Amendment No. 1 to the Series 1998-C Pooling and Servicing Agreement, dated as of August 1, 1998, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, July 1998 Edition, (b) Amendment No. 2 to the Series 1999-C Pooling and Servicing Agreement, dated as of June 1, 1999, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, and
      (c) Amendment No. 1 to the Series 1999-D Pooling and Servicing Agreement, dated as of August 1, 1999, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition. On December 14, 2000, the Registrant, OAC and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee") entered into Amendment No. 2 to the Series 2000-C Pooling and Servicing Agreement, dated as of September 1, 2000, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.
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      Exhibits

      4.1     Amendment No. 1 to Series  1998-C  Pooling and  Servicing  Agreement,  dated as of December 12,
              2000,  among  Oakwood  Mortgage  Investors,  Inc.,  Oakwood  Acceptance  Corporation  and Chase
              Manhattan Trust Company, National Association, as trustee.

      4.2     Amendment No. 2 to Series  1999-C  Pooling and  Servicing  Agreement,  dated as of December 12,
              2000,  among  Oakwood  Mortgage  Investors,  Inc.,  Oakwood  Acceptance  Corporation  and Chase
              Manhattan Trust Company, National Association, as trustee.

      4.3     Amendment No. 1 to Series  1999-D  Pooling and  Servicing  Agreement,  dated as of December 12,
              2000,  among  Oakwood  Mortgage  Investors,  Inc.,  Oakwood  Acceptance  Corporation  and Chase
              Manhattan Trust Company, National Association, as trustee.

      4.4     Amendment No. 2 to Series  2000-C  Pooling and  Servicing  Agreement,  dated as of December 14,
              2000, among Oakwood Mortgage  Investors,  Inc., Oakwood Acceptance  Corporation and Wells Fargo
              Bank, Minnesota, National Association, as trustee.

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
                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      December 14, 2000                      OAKWOOD MORTGAGE
                                             INVESTORS, INC.

                                             By: /s/ Dennis Hazelrigg
                                                 -------------------------------
                                             Name:  Dennis W. Hazelrigg
                                             Title:  President


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                                INDEX TO EXHIBITS

      4.1     Amendment No. 1 to Series  1998-C  Pooling and  Servicing  Agreement,  dated as of December 12,
              2000,  among  Oakwood  Mortgage  Investors,  Inc.,  Oakwood  Acceptance  Corporation  and Chase
              Manhattan Trust Company, National Association, as trustee.

      4.2     Amendment No. 2 to Series  1999-C  Pooling and  Servicing  Agreement,  dated as of December 12,
              2000,  among  Oakwood  Mortgage  Investors,  Inc.,  Oakwood  Acceptance  Corporation  and Chase
              Manhattan Trust Company, National Association, as trustee.

      4.3     Amendment No. 1 to Series  1999-D  Pooling and  Servicing  Agreement,  dated as of December 12,
              2000,  among  Oakwood  Mortgage  Investors,  Inc.,  Oakwood  Acceptance  Corporation  and Chase
              Manhattan Trust Company, National Association, as trustee.

      4.4     Amendment  No. 2 to Series  2000-C  Pooling and  Servicing  Agreement,  dated as of December 14,
              2000, among Oakwood Mortgage  Investors,  Inc., Oakwood  Acceptance  Corporation and Wells Fargo
              Bank, Minnesota, National Association, as trustee.

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